Exhibit 99.1

Exhibit 99.1 Unified Communications as a Service Investor Presentation September 2022

This presentation is for discussion purposes only . Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such . Certain statements in this presentation constitute “forward - looking statements” relating to Digerati Technologies, Inc . (“DTGI,” “Digerati” or the “Company”) made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties . Words such as “anticipate,” “assume,” “began,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and variations of such words and similar expressions are intended to identify such forward - looking statements . All forward - looking statements speak only as of the date on which they are made . Such forward - looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following : • The impact of the recent coronavirus outbreak on our results of operations and our business; • Our ability to effectively market and generate revenue from our applications; • Our ability to generate and maintain active subscribers and to effectively monetize our user base; • Our ability to obtain additional capital or financing to execute our business plan, through offerings of debt and equity; • Our ability to develop, establish and maintain strong brands; • The effects of current and future government regulation, including laws and regulations regarding the use of the internet and privacy and protection of user data; • Our ability to offset fees associated with distribution platforms that host our applications; • Our reliance on our executive officers; and • Our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications. For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under “Risk Factors” set forth in our latest Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q . We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business . We do not undertake any obligation to update any forward - looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws . Safe Harbor 2

Important Information about the Business Combination and Where to Find It In connection with the Business Combination Agreement by and among Digerati Technologies, Inc . (“Digerati”), Minority Equality Opportunities Acquisition Inc . (“MEOA”) and MEOA Merger Sub, Inc . (the “Business Combination Agreement”), and the business combination contemplated thereby (the “Business Combination”), MEOA intends to file a registration statement on Form S - 4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement to be distributed to holders of MEOA’s common stock in connection with MEOA’s solicitation of proxies for the vote by MEOA’s stockholders with respect to the transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Digerati’s stockholders in connection with the transaction . After the Registration Statement has been declared effective by the SEC, each of MEOA and Digerati will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders . This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that MEOA and/or Digerati will send to its stockholders in connection with the Business Combination . Investors and security holders of MEOA and Digerati are advised to read, when available, the definitive proxy statement/prospectus in connection with the solicitation of proxies by each of MEOA and Digerati for its respective special meeting of stockholders to be held to approve the Business Combination (and related matters) because it will contain important information about the Business Combination and the parties to the Business Combination . The definitive proxy statement/final prospectus will be mailed to stockholders of MEOA and of Digerati as of a record date to be established for voting on the Business Combination . Stockholders of MEOA will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www . sec . gov or by directing a request to : Minority Equality Opportunities Acquisition Inc . , Attention : Shawn D . Rochester, Chief Executive Officer, 100 Executive Court, Waxahachie, TX 75165 , and stockholders of Digerati will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www . sec . gov or by directing a request to : Digerati Technologies, Inc . , Attention : Antonio Estrada Jr . , Chief Financial Officer, 8023 Vantage Dr . , Suite 660 , San Antonio, TX 78230 . Participants in the Solicitation MEOA, Digerati and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of MEOA’s stockholders in connection with the Business Combination . More detailed information regarding the participants in the proxy solicitation and their direct and indirect interests in the Business Combination will be included in the Registration Statement and the final proxy statement/prospectus when they become available . Stockholders, potential investors and other interested persons should read the final proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . When available, these documents can be obtained free of charge from the sources indicated above . No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, or an exemption therefrom . Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sector in which Digerati expects to compete and other industry data . This information and these statistics were obtained from a variety of publicly available sources, including reports by market research firms and other public company filings . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the properties of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but MEOA and/or Digerati will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Safe Harbor 3

Digerati

Overview of Minority Equality Opportunities Acquisition Inc.

Experienced Management Team



Shawn D. Rochester
Chairman & Chief Executive Officer

Executed acquisitions, divestitures and long-term supplier agreements at IBM & AITC Group. Advisory board member for Silicon Valley Bank's Access to Innovation, Senior Advisor to Cisco's African American Partner Community Initiative

Prior Experience:
CEO of Good Steward LLC, Founder of PHD Enterprises, Global Corporate Development Director at Amphenol AITC, Corporate Development Executive at IBM.

Education:
- M.B.A, University of Chicago Booth School of Business
- B.S. Chemical Engineering University of Rochester



Robin Watkins
Chief Financial Officer & Corporate Secretary

Over 20 years of strategic financial and operational accounting experience

Prior Experience:
Manager in the Advisory Consulting Practice, Deloitte LLP, Senior Associate, PWC, US Airways & other public companies.

Education:
- B.S. Business Administration (Accounting) Drexel University
- Certified Public Accountant - State of Maryland (1996) and Commonwealth of Virginia (2018)

Minority Equality Opportunities Acquisition Inc.

Overview
Minority Equality Opportunities Acquisition Inc. ("MEOA") is a purpose-driven special purpose acquisition company ("SPAC") created to close the racial wealth gap by merging with a company that directly impacts the lives and economic status of racial and other minorities.

MEOA is committed to "doing good" by making an immediate and lasting improvement on the economic outcomes of people of color, and "doing well" by driving compelling financial returns with its merger partners and stakeholders.

MEOA raised $126.5 million in its IPO in August 2021 and is the only SPAC with its stated mission listed on the Nasdaq.

Digerati's Close Alignment with MEOA's Mission:

01 **Minority (Hispanic) founded and run technology company**

02 **More than 50% of DTGI's workforce is minority**

03 **DTGI's NextLevel division recently awarded as a Great Place to Work for third year in a row**


FORTUNE
BEST
SMALL AND MEDIUM
WORKPLACES
2020

4

Digerati Management Team



Craig K. Clement
Executive Chairman

25+ Years
Telecom, technology industry, and public company experience

Former COO,
XPEL, Inc.
(Nasdaq:XPEL)
1.8B Market Cap[1]

Founding CEO,
GlobalSCAPE, Inc.
(NYSE: GSB)

Mr. Clement and Mr. Smith co-founded GlobalSCAPE, Inc. in 1996 as a start-up and wholly-owned subsidiary of DTGI (f/k/a ATSI Communications, Inc.), eventually taking it public via spin off to DTGI shareholders. GlobalSCAPE subsequently listed on the New York Stock Exchange American and was sold in 2020 for $217.0M in an all-cash transaction[2]



Arthur L. Smith
Chief Executive Officer

31+ Years
Telecom, technology industry, and public company experience

14 Acquisitions
Completed in the telecom industry

Co-Founder,
GlobalSCAPE, Inc.
(NYSE: GSB)

Founded and launched DTGI (formerly ATSI Communications, Inc.) as international telecom business that reached a $615 million market value on AMEX (AMEX: AI)



Antonio Estrada
Chief Financial Officer

23+ Years
Telecom, technology industry, financial/accounting experience

7 Acquisitions
Completed in the telecom industry

17+ Years
Public company experience as CFO

1. Market cap of XPEL, Inc. common stock as of 9/16/2022
2. https://www.globenewswire.com/en/news-release/2020/08/28/2085379/0/en/HelpSystems-Completes-Tender-Offer-to-Acquire-GlobalSCAPE-to-Grow-Data-Security-Portfolio.html

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Note: For illustrative purposes, values shown assume $10.00 per share and excludes impact of warrants. (a) : Assumes 0% redemptions of cash in trust. Cash to DTGI balance sheet to be adjusted accordingly based on actual redemptions. (b) : Assumes 0 shares forfeited by Sponsor according to Sponsor Forfeiture Schedule. Pro Forma Ownership Transaction Summary ($ amounts in millions, except per share price) Pro Forma Valuation Share Price $10.00 Pro Forma Shares Outstanding (MM) 22.8 Equity Value $228.4 (+) Debt 37.4 ( – ) Cash (a) 121.2 Enterprise Value $144.6 Illustrative Sources Company Equity Rollover (a) $68.7 Cash from Trust (a) 130.0 Cash from DTGI 1.3 Sponsor Promote (b) 31.6 Existing Debt 37.4 Total Sources $268.9 Illustrative Uses Company Equity Rollover (a) $68.7 Sponsor Promote (b) 31.6 Cash to Balance Sheet (a) 119.5 Transaction Fees 10.0 Repayment of Sponsor Loans and Fees 1.8 Rollover of Debt 37.4 Total Uses $268.9 Digerati Shareholders 30% SPAC - Class A Holders 55% SPAC - Founders 14% Underwriter 1% 6

7 Digerati at a Glance Average contract 24 Months with a monthly ARPU of $743, contracting (4) services. Business size 46 Employees with an average of 30 Hosted Seats/Lines Sales cycle 6 Months with less than 1% turnover History of successful integrations $12.4M Cloud and network services revenue in 2021 98% YoY Revenue growth from 2020 to 2021 $31.5M Annualized consolidated revenue for fiscal year 2022 1 45,000 Business users 1 Steady customer base $54.3M Enterprise value 2 Successful Track Record Digerati is a multi - year recipient of Deloitte’s Fast500 and Fast50 Awards for recognition as one of the fastest growing technology companies in North America. (Received in 2001, 2008, 2009) 400+ Channel partners 1 Financial Highlights 1. 2. Digerati Closes Acquisition of NextLevel Internet | https:// www.globenewswire.com/en/news - release/2022/02/08/2380889/0/en/Digerati - Closes - Acquisition - of - NextLevel - Internet.html All public market data reflective of the close on: 09/19/2022 Source: All financial data from Capital IQ, Pitchbook and Company Filings

Municipalities Financial Services Healthcare Only in the Cloud Ρ We provide a full suite of Unified Communications as a Service (“UCaaS”) products focused on serving the ‘high - touch’ small to medium - sized business (SMB) market in various industries. Primary services sectors: High - touch local footprint: Real Estate Professional Services Banking California 1 1 st in nominal GDP ($3.5 Trillion in 2021) Texas 1 2 nd in nominal GDP ($2.1 Trillion in 2021) Florida 1 4 th In nominal GDP ($1.3 Trillion in 2021) 1. "GDP by State". GDP by State | U.S. Bureau of Economic Analysis (BEA). Bureau of Economic Analysis. Retrieved 26 March 2021. https:// www.bea.gov/sites/default/files/2022 - 06/qgdpstate0622.pdf 8

9 Well - defined Investment Thesis Highly experienced management team Over 125 years of combined experience in the telecommunication and cloud communication services industry Market insights Knowledge and access to high growth potential markets provides unique opportunity to rapidly expand each business line Organic & acquisitive growth strategy Rapid advancements in communications technology and business migration towards Internet - based communications systems are driving exponential market growth Recurring revenue streams High - margin recurring revenue from multi - year contracts with business customers Diverse Client Base 9

Secure Adequate Growth Capital ▪ Continued balance sheet clean up and improve access to equity markets . ▪ Well - position the Company to act on strategic and accretive acquisition opportunities . Acquire Synergistic Business ▪ Identify and acquire local and/or regional UCaaS/cloud telephony providers with high gross margins and predictable revenue streams . ▪ Provides greater access to similar customers in banking/insurance, financial services, legal, municipalities, food service, etc. Drive Revenue Growth ▪ Focus on integration of recently acquired businesses. ▪ Targeting a range of YoY organic revenue growth between 5 % and 10% . ▪ Continued enhancements to its broadband product portfolio, improving the Company’s UCaaS solutions, and implementing a total support model . Future Growth ▪ Continue to evaluate opportunistic and accretive acquisitions. ▪ Drive operational efficiencies to increase EBITDA. Multifaceted Growth Initiative 10

M&A Strategy: Disciplined Approach in a Fragmented UCaaS Industry Opportunities exist to acquire UCaaS providers: ▪ Enhancing solution portfolio ▪ Increase client base for cross - selling ▪ Increase distribution channels ▪ Expand management and technical expertise ▪ Increase cash flow The UCaaS industry is highly fragmented and littered with many local/regional providers ▪ Identify and implement best practices of acquisition targets ▪ Potential to use public company stock currency in the future Complementary to organic growth ▪ Acquire synergistic and cash flow positive companies ▪ Support by strong financial partner Post Road Group (PRG) ▪ Ability to replicate acquisition success of integration and re - energizing sales efforts 11

12 A History of Successful Accretive Acquisitions December 5 th Digerati announces completion of Synergy Telecom, Inc. acquisition November 24 th Digerati Technologies Announces $20 Million Credit Facility with Post Road Group January 5 th Digerati Announces Acquisition of SkyNet Telecom – Adds $3.4M in Annual Revenue February 8 th Digerati Announces Acquisition of NextLevel Internet – Adds $13.0M in Annual Revenue Digerati Announces increase in size of PRG Credit Facility by $10 Million May 2 nd Announces Completion of T 3 Communications, Inc . (“T 3 ”) Acquisition $700K Annualized revenue 2017 $6.0M Annualized revenue 2018 +$20M Growth Capital 2020 $18.5M Annualized revenue 2022 $31.5M Annualized revenue 2022 November 18 th Announces Nexogy, Inc. & ActivePBX Acquisitions, more than Doubling Annual Revenue to Greater than $14 Million $14.0M Annualized revenue 2020

Digerati

Recent Acquisitions

SKYNET TELECOM

- Texas-based provider of cloud communication and broadband solutions
- Expands service and support capabilities in the large and growing Texas market
- Executing go-to-market strategy in secondary and tertiary high-growth markets
- Adds 500 business customers and 5,000 total users

NEXTLEVEL®

- California based provider of cloud-based Unified Communications and Collaboration ("UC&C"), Contact Center, and Managed Connectivity services
- Expands reach of Digerati's cloud communications and broadband solutions to include strong west coast presence
- Expected to be accretive to earnings and add over $13 Million in annual revenue, increasing Digerati's annualized consolidated revenue to $31.5 Million
- Adds 1,000 business customers and 12,000 total users

Transaction Rationale

- Acquisitions provide an increase in revenue and EBITDA contribution via a contracted customer base with recurring revenue stream.
- Provides access to greater pool of small and medium-sized business customers in various industries.
- Combined with T3 Communications, resulted in over 400 channel partners as conduit for sales growth.

Accretive M&A Outcomes / Improvements

$31.5 Million
Annualized consolidated revenue[1]

4,000
Total Business Customers[1]

45,000
Total Users[1]

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1. Digerati Closes Acquisition of NextLevel Internet | https://www.sec.gov/Archives/edgar/data/0001014052/000121390022006475/ea155302ex99-1_digerati.htm

Products and Services – UCaaS Services

Well thought-out growth initiatives and accretive acquisitions have transformed Digerati into a full-service UCaaS platform, positioning the company for swifter market penetration at every angle.

Digerati

SKYNET TELECOM + NEXTLEVEL®

Taking a full-service approach to its product portfolio:

UCaaS	Integration	Digital Oxygen
▪ Voice, visual and mobile communications ▪ SMS and messaging ▪ Videoconferencing ▪ Audioconferencing ▪ Voicemail to email/text ▪ Mobility ▪ Call recording	▪ Microsoft Teams ▪ CRM ▪ NetSuite	▪ Fiber/Wireless services ▪ 4G/5G connectivity ▪ SD WAN

CCaaS Services

- Robust UCaaS application that supports complete cloud communication capabilities and cloud telephony applications
- MS Teams integration
- CRM integration
- Contact Center platform and application (CCaaS)
- Complete mobility via mobile/web platform and softclient

Industry verticals include:

- Healthcare
- Restaurants/Hospitality
- Retail

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U.S. and Global UCaaS Market: Facts and Figures

Market Stats[1]

$38.74 billion market in 2020
– Significant segment of the market has not yet migrated to the cloud

Highly-fragmented market littered with cloud com providers
– National providers lack local touch and cause high customer churn while Incumbents provide inadequate support to SMB market

Bandwidth costs continue to drop for SMBs
– More bandwidth=improved cloud performance and provides additional ROI

Global UCaaS Market Growth (2021-2028)[1]



$USD: Billions
$210.07
$47.64
CAGR: 23.6%
2021
2028
Year

Global CCaaS Market Growth (2020-2030)[2]



$USD: Billions
$149.58
$20.50
CAGR: 23.2%
2020
2030
Year



99%
Of U.S. businesses categorized as small to medium[4]
32.5 Million
Businesses make up this target audience[4]
$38.7 Billion
Market opportunity[1]
4.1 Million
SMBs in California, 7.2 million workers - 48.5 percent of the state's total workforce[3]
6.1 Million
SMBs in Florida and Texas alone[5]

1. Unified Communication As A Service Market Report Scope https://www.grandviewresearch.com/industry-analysis/unified-communications-as-a-service-market
2. Grand View Research, inc. https://www.grandviewresearch.com/press-release/global-contact-center-software-market
3. Small Business Fact Sheet | chrome-extension://efaidnbmnnnibpcajpcglclefindmkaj/viewer.html?pdfurl=https%3A%2F%2Fwww.gov.ca.gov%2Fwp-content%2Fuploads%2F2020%2F09%2FSmall-Business-Fact-Sheet-9.9.20.pdf&clen=130226&chunk=true
4. 2021 U.S. Small Business Administration Office of Advocacy: chrome-extension://efaidnbmnnnibpcajpcglclefindmkaj/viewer.html?pdfurl=https%3A%2F%2Fcdn.advocacy.sba.gov%2Fwp-content%2Fuploads%2F2021%2F08%2F30143723%2FSmall-Business-Economic-Profile-US.pdf&clen=2431253&chunk=true
5. OBERLO-No. of Small Businesses in the U.S. (2017-2022): https://www.oberlo.com/statistics/number-of-small-business-in-the-us

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Businesses continue to migrate from legacy systems to cloud - based communication services Growth fueled primarily by business adoption stemming from both the cost effectiveness and innovation of cloud infrastructure vs . legacy systems Market is entering third wave of Unified Communications and Collaboration transformation driving demand for cloud native integrated and collaborative capabilities with low - code/no - code integrations to many popular cloud applications Favorable Trends in a Changing Landscape SMBs prefer single source providers for their IT and communications needs and are redefining solution expectations within the cloud framework DTGI is positioned for third wave of the industry shift by focusing on integration with CRM and other collaboration software 16 6 Ericsson's acquisition marks Vonage’s ascension to enterprise, forming a void in an already fragmented SMB market in need of a full - service cloud solution . Such vacancy provides a strategic opening for Digerati to expand and penetrate previously inaccessible markets Vonage acquired by Ericsson 1 (Closed July 21, 2022) Purchase Price: $21 per share (Total: Approx. $6.2 Billion in Cash) Industry shifting transaction 1. https:/ /w w w.ericsson.com/en/press - releases/2022/7/ericsson - completes - acquisition - of - vonage

Provider of SaaS - based cloud unified communications and collaboration technology. Provider of cloud - based enterprise - class telecom services created to enable mobility and global connectivity. Provider of cloud - based smart platform intended to transform the landscape of home phone services. Developer of a communication platform designed to provide small scale companies with big - business phone features. FY21 Revenue: $ 1.6B Enterprise Value: $ 5.5B E/V Mult. 3.4x FY22 Revenue 1 : $ 638.1M Enterprise Value: $ 915.2M E/V Mult. 1.4x FY21 Revenue: $ 168.9M Enterprise Value: $ 302.6M E/V Mult. 1.8x FY21 Revenues: $ 250M Competitive Landscape 1. 8x8 is currently in FY2023 *All public market data reflective of the close on: 09/09/2022 *Estimates from Capital IQ and Pitchbook a/o 09/09/2022 Source: All financial data from Capital IQ, Pitchbook and public Company Filings 17 Note : Information and opinions related to public or private companies, other than Digerati, presented in this presentation have been obtained or derived from sources believed by the Company and its representatives to be reliable, but Digerati and its representatives makes no representation as to their accuracy or completeness . Digerati and its representatives accept no liability for loss arising from the use of the material presented in this report, except that this exclusion of liability does not apply to the extent that such liability arises under specific statutes or regulations applicable to it . This report is not to be relied upon in substitution for the exercise of independent judgment .

($ amounts in 000s) 9 months Ended Fiscal Year Ended 30 - Apr - 22 30 - Apr - 21 31 - Jul - 21 31 - Jul - 20 Revenue $ 15,959 $ 8,629 $ 12,416 $ 6,279 Net income (loss) $ (4,726) $ (15,484) $ (16,703) $ (3,396) Cash/Cash Equivalents $ 2,384 $ 2,125 $ 1,489 $ 685 Financial Highlights 18 Source: All financial data from Capital IQ, Company Filings and press releases 1. 2. 3. FYE Revenues (unconsolidated) reflect the revenue numbers Digerati reported in their 2021 10 - K filings Pro - forma revenues (annualized and consolidated) reflects the total revenues recognized as a result of acquisitions made by Digerati Digerati Technologies Reports 21% Revenue Growth to $4.019 Million for Second Quarter FY2022 https:// www.globenewswire.com/news - release/2022/03/18/2406037/0/en/Digerati - Technologies - Reports - 21 - Revenue - Growth - to - 4 - 019 - Million - for - Second - Quarter - FY2022.html $2,001 $12,416 $5,674 $6,040 $6,040 $6,279 $6,279 $14,914 $0 $5,000 $10,000 $15,000 $20,000 2018 2019 2020 2021 Year End Revenues Fiscal Year Annual Revenue Overview ($ amounts in Thousands) FYE Revenues, unconsolidated Pro - forma revenues, annualized and consolidated

Digerati Technologies, Inc. (DTGI) 8023 Vantage Dr., Suite 660 San Antonio, TX 78230 Web: www.digerati - inc.com Phone: (210) GET - VOIP Unified Communications as a Service Thank you